FOR IMMEDIATE RELEASE

Green Plains Advances Refreshment of Board of Directors
•Appoints Three New Independent Directors with Collective Experience in the Agriculture and Commodities Sector, Capital Allocation, Finance and Strategic Transactions
•Forms Strategic Planning Committee to Support Efforts to Enhance Shareholder Value
•Reaches Cooperation Agreement with Long-Term Shareholder Ancora

OMAHA, Neb., April 15, 2025, (BUSINESS WIRE) Green Plains Inc. (NASDAQ:GPRE) (“Green Plains,” the “Company,” “we” or “us”) today announced it is continuing the refreshment of its Board of Directors (the “Board”) through appointments of three highly qualified and independent individuals: Steven Furcich, Carl Grassi, and Patrick Sweeney. Messrs. Furcich, Grassi and Sweeney collectively possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions. Now through the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”), the appointments will result in an expansion of the Board to at least 10 members. The Company expects the Board to shrink thereafter due to two tenured directors not standing for re-election at this year’s Annual Meeting.

Green Plains also announced today that its Board has formed a new Strategic Planning Committee (the “Committee”) to provide analysis and recommendations pertaining to value-creation initiatives. The Committee will be co-chaired by a new director and a tenured director. It will include four members, half of which are newly appointed directors.

In connection with today’s announcement, Green Plains has entered into a cooperation agreement (the “Agreement”) with long-term shareholder Ancora. The Agreement, which is expected to underpin continued collaboration between the Company’s leadership and Ancora, provides for a standstill, voting commitment and other customary provisions. A full copy of the Agreement will be filed on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

Jim Anderson, Chairman of Green Plains, commented:

“As the Board continues taking decisive action to enhance shareholder value and identify a new CEO, we expect that Steven, Carl and Patrick will bring excellent insights and fresh perspectives to support key initiatives. Steve’s background as an ag industry executive, Carl’s knowledge of governance and strategic reviews, and Patrick’s investor base insight will immediately strengthen our boardroom. Amidst this moment of transformation, it is the right time to continue the Board’s refreshment efforts. We thank Ancora for being a collaborative partner and constructive source of input as the Board works hard to put Green Plains on the right trajectory.

Fredrick D. DiSanto, Chairman and Chief Executive Officer of Ancora, added:

“We appreciate our constructive dialogue with Jim and his fellow directors about the need for ongoing Board refreshment. The Agreement announced today adds new directors who will bring a sense of urgency and independent shareholder perspectives to the Board. Ancora looks forward to continuing to support Green Plains as it focuses on completing a comprehensive strategic review and unlocking value for shareholders.”

New Director Biographies

Steven Furcich has over 35 years of operating experience across the midstream and downstream agribusiness sectors, working with a wide range of agricultural crops, process technologies and nutrition products. Since 2016, Mr. Furcich has served as a Partner at Tillridge Global Agribusiness Partners (“Tillridge”), a private equity firm focused on the agribusiness and food value chain, and as a board member at several of its portfolio companies. He currently serves as Chairman of Inventure Renewables Inc., a Partner and director of Wilmar Nutrition (a subsidiary of Wilmar International), and a director of Furst-McNess Company (a subsidiary of Easy USA Holdings Inc.). Prior to Tillridge, Mr. Furcich had a 28-year career at Archer Daniels Midland Company (NYSE: ADM), a multinational food processing and commodities trading corporation where he held several leadership roles, including President of ADM’s Nutrition and Malting Division and Vice President and Director of Group Operations for the Oilseeds Division. Mr. Furcich earned his bachelor’s degree in Agricultural Engineering from the University of Illinois Urbana-Champaign.

FOR IMMEDIATE RELEASE

Carl Grassi is an experienced public company advisor and director with expertise across sectors and industries. He has served as a director of publicly traded companies such as J. Alexander's Holdings, Inc. (formerly NYSE: JAX), where he helped drive a successful strategic alternatives process and sale to SPB Hospitality. Additionally, he is Senior Counsel at business advisory and advocacy law firm McDonald Hopkins, LLC. He was McDonald Hopkins’ Chairman from 2016 to 2019 after serving as President for nine years. Mr. Grassi received his J.D. from Cleveland State University College of Law and his B.S.B.A. with a major in Accounting from John Carroll University. Mr. Grassi is also a Certified Public Accountant.

Patrick Sweeney serves as a Portfolio Manager for Ancora’s activist strategy. Mr. Sweeney is responsible for all aspects of the investment process, including idea generation, fundamental diligence, portfolio management, strategy execution and company-specific engagement. Mr. Sweeney has been with the firm since 2013. Prior to joining Ancora, Mr. Sweeney began his financial services career at PNC Financial Services in the firm’s management training program before transitioning to the role of Corporate Banking Analyst. In this capacity, Mr. Sweeney was responsible for meeting the lending needs of hospital systems, higher education facilities and municipalities in the Midwest. He earned his B.S. degree in finance from John Carroll University.

Advisors

Vinson & Elkins L.L.P. served as legal counsel to Green Plains and the Company’s Board. Olshan Frome Wolosky LLP served as legal counsel and Longacre Square Partners LLC served as a strategic advisor to Ancora.

About Green Plains Inc.
Green Plains Inc. (NASDAQ:GPRE) is a leading biorefining company focused on the development and utilization of fermentation, agricultural and biological technologies in the processing of annually renewable crops into sustainable value-added ingredients. This includes the production of cleaner low carbon biofuels and renewable feedstocks for advanced biofuels. Green Plains is an innovative producer of Sequence™ and novel ingredients for animal and aquaculture diets to help satisfy a growing global appetite for sustainable protein. For more information, visit www.gpreinc.com.

Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to the expected future growth, dividends and distributions; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “should,” “will,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project” and variations of these words or similar expressions (or the negative versions of such words or expressions). While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated results from the new products being developed; the failure to realize the anticipated costs savings or other benefits of the merger; local, regional and national economic conditions and the impact they may have on the Company and its customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; competition in the ethanol industry and other industries in which we operate; commodity market risks, including those that may result from weather conditions; the financial condition of the Company’s customers; any non-performance by customers of their contractual obligations; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws; risks related to acquisition and disposition activities and achieving anticipated results; risks associated with merchant trading; risks related to our equity method investees; the results of any reviews, investigations or other proceedings by government authorities; and the performance of the Company.

FOR IMMEDIATE RELEASE

The foregoing list of factors is not exhaustive. The forward-looking statements in this press release speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC, and any subsequent reports filed by the Company with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Green Plains Inc. Contact
Investor Relations | 402.884.8700 | investor@gpreinc.com

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